Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 22, 2021 (the “Amendment No. 3 Effective Date”), is entered into by and among ARCHROCK SERVICES, L.P., a Delaware limited partnership (the “Administrative Borrower”) and ARCHROCK PARTNERS OPERATING LLC, a Delaware limited liability company (collectively, with the Administrative Borrower, the “Borrowers” and individually a “Borrower”), the other Loan Parties party hereto, the lenders party hereto (the “Consenting Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as an Issuing Bank and as Swingline Lender.

WITNESSETH

WHEREAS, the Borrowers, the Loan Parties from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of March 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the Amendment No. 3 Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have made Revolving Loans to the Borrowers;

WHEREAS, the Borrower has requested that (i) pursuant to Section 2.09(c) of the Existing Credit Agreement, the Aggregate Revolving Commitment of the Lenders be reduced from $1,250,000,000 to $750,000,000 and (ii) certain terms of the Existing Credit Agreement be amended as set forth herein;

WHEREAS, subject to and upon the terms and conditions set forth herein, the Consenting Lenders have agreed to enter into this Amendment; and

WHEREAS, the Consenting Lenders, which constitute Required Lenders, have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.     Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on the Amendment No. 3 Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)           Additional Definitions. Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

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(i)            “Amendment No. 3” means Amendment No. 3 to Credit Agreement dated as of February 22, 2021, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

(ii)            “Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.

(b)           Amended and Restated Definition. The definition of “Aggregate Revolving Commitment” contained in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“ “Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Amendment No. 3 Effective Date, the Aggregate Revolving Commitment is $750,000,000.”

(c)            Amended Definitions. The definitions of “Commitment”, “Commitment Schedule”, and “Revolving Commitment” contained in Section 1.01 of the Existing Credit Agreement are hereby amended to replace each reference to “Amendment No. 2 Effective Date” therein with “Amendment No. 3 Effective Date” in lieu thereof.

(d)           Section 6.05 of the Existing Credit Agreement shall be amended by inserting the following phrase at the end thereof:

“Upon a sale, transfer or other disposition of any Collateral to a non-Loan Party that is expressly permitted by this Agreement, such Collateral shall automatically be released from the Liens created by the Collateral Documents.”

(e)           Clauses (b) and (c) of Section 6.12 of the Existing Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“(b)     Total Leverage Ratio. Parent and the Borrowers will not permit the Total Leverage Ratio, as of the end of any fiscal quarter, to be greater than the ratio set forth below opposite each such period:

Period	Total Leverage Ratio
Each fiscal quarter ending March 31, 2017 through December 31, 2018	5.95 to 1.00
Each fiscal quarter ending March 31, 2019 through December 31, 2019	5.75 to 1.00
The fiscal quarters ending March 31, 2020 and June 30, 2020	5.50 to 1.00
The fiscal quarters ending September 30, 2020 and December 31, 2020	5.25 to 1.00
Each fiscal quarter ending March 31, 2021 through December 31, 2022	5.75 to 1.00
Each fiscal quarter ending March 31, 2023 through September 30, 2023	5.50 to 1.00
Each fiscal quarter thereafter	5.25 to 1.00

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; provided, that if a Specified Acquisition occurs during any fiscal quarter ending after September 30, 2023, Parent may increase its Total Leverage Ratio to be no greater than 5.50 to 1.00 for such fiscal quarter and the first two (2) fiscal quarters after the fiscal quarter in which such Specified Acquisition occurs.

(c)            Senior Secured Leverage Ratio. Parent and the Borrowers will not permit the Senior Secured Leverage Ratio of Parent and its Restricted Subsidiaries, (i) as of the end of any fiscal quarter commencing with first fiscal quarter ending after the Effective Date through and including the fiscal quarter ending December 31, 2020, to be greater than 3.50 to 1.00 and (ii) as of the end of the fiscal quarter ending March 31, 2021 and each fiscal quarter thereafter, to be greater than 3.00 to 1.00.”

(f)           The Commitment Schedule shall be replaced in its entirety with the Commitment Schedule set forth on Annex I hereto.

Section 3.     Decrease in Aggregate Revolving Commitment. Pursuant to Section 2.09 of the Credit Agreement, the Administrative Borrower has notified the Administrative Agent of its election to reduce the Aggregate Revolving Commitment by $500,000,000. Promptly following receipt of such notice, the Administrative Agent advised the Lenders of the contents thereof. The Borrowers hereby represent and warrant to the Lenders that after giving effect to such reduction of the Aggregate Revolving Commitment, the Aggregate Revolving Exposure will not exceed the lesser of the Aggregate Revolving Commitment and the Borrowing Base. Accordingly, the Aggregate Revolving Commitment, which, prior to giving effect to this Amendment, was $1,250,000,000, is hereby reduced by $500,000,000, so that after giving effect to this Amendment, the Aggregate Revolving Commitment shall be $750,000,000. Such reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments, as set forth on the Commitment Schedule which has been amended pursuant to Section 2(f) hereof, as set forth on Annex I hereto.

Section 4.     Conditions to Amendment No. 3 Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment are subject to the satisfaction of each of the following conditions precedent:

(a)          Counterparts.   The Administrative Agent shall have received counterparts of this Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party, the Administrative Agent and the Lenders constituting Required Lenders;

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(b)          Fees. The Administrative Agent shall have received all fees required to be paid and all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) for which invoices have been presented at least two (2) Business Days prior to the Amendment No. 3 Effective Date; and

(c)           Amendment Fees. The Administrative Agent shall have received, for the account of each Consenting Lender, a non-refundable amendment fee in an aggregate amount for each such Consenting Lender equal to twenty basis points (0.20%) of such Consenting Lender’s Commitment after giving effect to the decrease in the Aggregate Revolving Commitment set forth in Section 3 of this Amendment.

Section 5.     Representations and Warranties.

(a)           Ratification and Affirmation. Each Loan Party hereto hereby: (i) acknowledges the terms of this Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the amendments set forth in Section 2 of this Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, without duplication of any materiality qualifier contained therein) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the Amendment No. 3 Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the Amendment No. 3 Effective Date to any Lender in connection with this Amendment is true and correct in all material respects. It is the intention of the parties hereto that neither this Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Secured Obligations, each Loan Party hereby grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date for the benefit of the Secured Parties a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.

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(b)          Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary action on its part; (iii) this Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Amendment nor the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 6.     Effect of Amendment. From and after the Amendment No. 3 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.

Section 7.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 8.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 9.     Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

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Section 10.    No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement. This Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 11.    Successors and Assigns. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12.    Counterparts; Integration; Effectiveness. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. This AMENDMENT, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties RELATING to the SUBJECT MATTER HEREOF AND THEREOF and may not be contradicted by evidence of prior, contemporaneous or unwritten oral agreements of the parties. There are no oral agreements between the parties. Subject to the terms and conditions set forth herein, this Amendment shall become effective on the Amendment No. 3 Effective Date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

ARCHROCK PARTNERS OPERATING LLC
ARCHROCK SERVICES, L.P.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

ARCHROCK, INC.
ARCHROCK PARTNERS FINANCE CORP. ARCHROCK PARTNERS LEASING LLC AROC CORP.
AROC SERVICES GP LLC
AROC SERVICES LP LLC
ARCHROCK SERVICES LEASING LLC ARCHROCK GP LLC
ARCHROCK PARTNERS CORP.

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

ARCHROCK PARTNERS, L.P.
By: ARCHROCK GP LLC, its General Partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

ARCHROCK GENERAL PARTNER, L.P.

By: ARCHROCK GP LLC, its General Partner

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

ARCHROCK GP LP LLC

By:	/s/ Pamela Jasinski
Name:	Pamela Jasinski
Title:	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela Jasinski
Name:	Pamela Jasinski
Title:	Manager

Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Lender, and a Lender

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ajay Jagsi
Name:	Ajay Jagsi
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Gregory Garbuz
Name:	Gregory Garbuz
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Scott Nickel
Name:	Scott Nickel
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

CITIBANK N.A.,
as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

TRUIST BANK, formerly known as BRANCH BANKING & TRUST COMPANY as a Lender

By:	/s/ Brian O’Fallon
Name:	Brian O’Fallon
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

CIT BANK, N.A.,
as a Lender

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

NYCB SPECIALTY FINANCE COMPANY, LLC,
as a New Lender

By:	/s/ William D. Dickerson, Jr.
Name:	William D. Dickerson, Jr.
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a New Lender

By:	/s/ William Kane
Name:	William Kane
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

BBVA USA,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer L. Shafer
Name:	Jennifer L. Shafer
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

CATERPILLAR FINANCIAL SERVICES CORPORATION,
as a Lender

By:	/s/ Landon Gracey
Name:	Landon Gracey
Title:	Global Credit & Operations Manager

Signature Page to Amendment No. 3 to Credit Agreement

RAYMOND JAMES BANK N.A.,
as a Lender

By:	/s/ Mark Specht
Name:	Mark Specht
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

FIRST HORIZON BANK,
as a Lender

By:	/s/ Will Tosch
Name:	Will Tosch
Title:	AVP

Signature Page to Amendment No. 3 to Credit Agreement

STERLING NATIONAL BANK,
as a Lender

By:	/s/ Mark J. Long
Name:	Mark J. Long
Title:	Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

ANNEX I

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Percentage
JPMorgan Chase Bank, N.A.	$105,000,000	14%
Wells Fargo Bank, National Association	$69,000,000	9.2%
Bank of America, N.A.	$57,000,000	7.6%
Royal Bank of Canada	$57,000,000	7.6%
Regions Bank	$57,000,000	7.6%
The Bank of Nova Scotia, Houston Branch	$57,000,000	7.6%
The Toronto-Dominion Bank, New York Branch	$57,000,000	7.6%
Citibank N.A.	$57,000,000	7.6%
Truist Bank (formerly known as Branch Banking and Trust Company)	$42,000,000	5.6%
Sumitomo Mitsui Banking Corporation	$27,000,000	3.6%
CIT Bank N.A.	$24,000,000	3.2%
NYCB Specialty Finance Company, LLC	$21,000,000	2.8%
Fifth Third Bank	$21,000,000	2.8%
BBVA USA	$21,000,000	2.8%
PNC Bank, National Association	$18,000,000	2.4%
Caterpillar Financial Services Corporation	$18,000,000	2.4%
Raymond James Bank, N.A.	$18,000,000	2.4%
First Horizon Bank	$12,000,000	1.6%
Sterling National Bank	$12,000,000	1.6%
Total	$750,000,000	100%

Annex I – Commitment Schedule